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                                                                        EXBT10-1

            AMENDMENT NO. 9 TO CREDIT FACILITY AND SECURITY AGREEMENT



         This Amendment No. 9 (the "Amendment") dated as of December 31, 1999, to Credit Facility and Security Agreement by and between Bank One, N.A.("Lender"), Lexington Precision Corporation ("LPC"), and Lexington Rubber Group, Inc., formerly Lexington Components, Inc. ("LRGI").

         WHEREAS, Lender, LPC, and LRGI are parties to a Credit Facility and Security Agreement dated as of January 31,1997, including Rider A thereto (the "Agreement").

         WHEREAS, LPC, LRGI, and Lender desire to amend the Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         1. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Agreement.

         2. Section 2.C of Rider A to the Agreement is hereby amended in its entirety to read as follows:

         C. Maintain on a basis consolidated with LPC's direct and indirect subsidiaries operating working capital (excess of current assets over current liabilities as determined in accordance with generally accepted accounting principals) (excluding all obligations payable to Congress Financial Corporation, The CIT Group/Equipment Finance, Inc., and Lender and the current portion of other long-term indebtedness) of not less than (i) SIX MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,500,000) from July 31, 1998 through December 31, 1998 and (ii) not less than SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($7,500,000) from and after January 1, 1999.

         3. Except as specifically amended herein, the Agreement remains in effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.


                                           BANK ONE, NA

                                           By:    Rudolf G. Bentlage
                                              ---------------------------
                                                  Rudolf G. Bentlage
                                                  Vice President

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                                           LEXINGTON PRECISION CORPORATION


                                           By:    Warren Delano
                                              ---------------------------
                                                  Warren Delano
                                                  President

                                           LEXINGTON RUBBER GROUP, INC.


                                           By:    Warren Delano
                                              ---------------------------
                                                  Warren Delano
                                                  President